Exhibit 10.1

AUGUSTA GOLD CORP.

UNSECURED PROMISSORY NOTE PURCHASE AGREEMENT

This Unsecured Promissory Note Purchase Agreement (the “Agreement”) is effective as of February 26, 2024 (the “Effective Date”) and executed by and among Augusta Gold Corp., a Nevada corporation (the “Company”), and Donald Taylor (the “Purchaser”).

Recital

WHEREAS, to provide the Company with additional working capital to conduct its business, the Purchaser is willing to loan to the Company up to an aggregate amount of US$262,500 subject to the conditions set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1.            Amount and Terms of the Loan

1.1            The Loan. Subject to the terms of this Agreement, the Purchaser agrees to lend to the Company at the Closing (as hereinafter defined) the amount of US$262,500 (the “Loan Amount”) against the issuance and delivery by the Company of an unsecured promissory note for such amount, in the form attached hereto as Exhibit A (the “Note”) and a warrant certificate in the form attached hereto as Exhibit B registered in the name of the Purchaser in the amount of 300,000 warrants (the “Warrants”), with each Warrant entitling the holder to purchase one share of common stock of the Company at a price of C$0.62 for a period of five years from the date of Closing (the “Warrant Certificate”).

2.            Closing and Delivery

2.1            Closing. The sale and purchase of the Note (the “Closing”) shall be held on the Effective Date or at such other date and time as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the “Closing Date”).

2.2            Delivery. At the Closing: (a) the Purchaser shall deliver to the Company a certified check or wire transfer of immediately available funds in the amount of the Loan Amount less an origination fee of $12,500 (the “Origination Fee”); and (b) the Company shall issue and deliver to the Purchaser the Note and the Warrant Certificate.

2.3            Closing Conditions.

(a)            Company Closing Conditions. The obligation of the Company to sell the Note and issue the Warrant Certificate is subject to the following conditions:

(i)            the Company having obtained all required corporate, regulatory, stock exchange and third party consents necessary for the execution and delivery of the Note and the Warrant Certificate;

(ii)           the purchase of the Note and the Warrants by the Purchaser shall be legally permitted by all applicable laws to which the Company and the Purchaser, each of their respective subsidiaries, are subject, and all authorizations, approvals or permits of, or filings with, any governmental body that are required by applicable law in connection with the lawful sale and issuance of the Note by the Company shall have been duly obtained by the Company and shall be effective; and

(iii)          the representations and warranties of the Purchaser contained herein shall be true and correct at the Closing Date and the Purchaser shall have performed and complied with all terms, covenants, agreements and conditions to be performed or complied with by it at or prior to the Closing Date.

The foregoing conditions are for the exclusive benefit of the Company, provided that any of the said conditions may be waived in writing in whole or in part by the Company without prejudice to the Company’s right of rescission in the event of the non-fulfilment and/or non-performance of any other conditions, any such waiver to be binding on the Company only if in writing.

(b)            Purchaser Closing Conditions. The obligations of the Purchaser to purchase the Note and the Warrants and pay the Loan Amount to the Company are subject to the following conditions:

(i)            the Company shall have completed all necessary steps and all necessary proceedings shall have been taken to authorize the issuance of the Note;

(ii)           the purchase of the Note by the Purchaser shall be legally permitted by all applicable laws to which the Company and the Purchaser, each of their respective subsidiaries, are subject, and all authorizations, approvals or permits of, or filings with, any governmental body that are required by applicable law in connection with the lawful sale and issuance of the Note by the Company shall have been duly obtained by the Company and shall be effective;

(iii)          the representations and warranties of the Company contained herein shall be true and correct at the Closing Date and the Company shall have performed and complied with all terms, covenants, agreements and conditions to be performed or complied with by it at or prior to the Closing Date; and

The foregoing conditions are for the exclusive benefit of the Purchaser, provided that any of the said conditions may be waived in writing in whole or in part by the Purchaser without prejudice to the Purchaser’s right of rescission in the event of the non-fulfilment and/or non-performance of any other conditions, any such waiver to be binding on the Purchaser only if in writing.

3.            Representations, Warranties the Company

The Company hereby represents and warrants to the Purchaser as of the Closing as follows:

3.1            Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite corporate or company power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation or company in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2            Company Power. The Company has all requisite corporate power to execute and deliver this Agreement and to issue the Note and the Warrant Certificate(collectively, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents.

3.3            Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization of the Loan Documents and the execution, delivery and performance of all obligations of the Company under the Loan Documents, including the issuance and delivery of the Note and the execution and delivery of the Warrant Certificate and payment of the Origination Fee, has been taken. The Loan Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

3.4            Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any third parties or governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note, or the consummation of any other transaction contemplated hereby will have been obtained and will be effective at such time as required by such third party or governmental authority.

3.5            Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company.

3.6            Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or organization, or bylaws or operating agreement, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on the Company. The execution, delivery and performance of the Loan Documents, and the consummation of the transactions contemplated by the Loan Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, their business or operations or any of their assets or properties. The issuance of the Note is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.7            Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note are and will be exempt from the registration and prospectus delivery requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.8            Use of Proceeds. The Company shall use the proceeds of sale and issuance of the Note for general corporate purposes.

3.9            No Bad Actor Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act is applicable to the Company or any owner, manager or officer of the Company.

4.            Representations and Warranties of the Purchaser

4.1            Company Power. The Purchaser has all requisite authority to execute and deliver this Agreement, to purchase the Note and the Warrants and to carry out and perform his obligations under the terms of the Loan Documents.

4.2            Authorization. All corporate action on the part of the Purchaser necessary for the authorization of the Loan Documents and the execution, delivery and performance of all obligations of the Purchaser under the Loan Documents has been taken. The Loan Documents, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

4.3            Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any third parties or governmental authority, required on the part of the Purchaser in connection with the valid execution and delivery of this Agreement, the purchase of the Note or the consummation of any other transaction contemplated hereby will have been obtained and will be effective at such time as required by such third party or governmental authority.

4.4            Compliance with Laws. To his knowledge, the Purchaser is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof which violation would prevent the consummation of the transactions contemplated in the Loan Documents.

4.5            Purchase for Own or Account. The Purchaser represents that it: (a) is acquiring the Note and the Warrants solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Note or the Warrants or any part thereof; (b) has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same; and (c) does not presently have reason to anticipate a change in such intention.

4.6            Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (a) acknowledges that it has received all the information that it has requested from the Company and that it considers necessary or appropriate for deciding whether to acquire the Note and the Warrants; and (b) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the Warrants and to obtain any additional information necessary to verify the accuracy of the information given to the Purchaser.

4.7            Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Note and the Warrants involves a high degree of risk and represents that it is able, without materially impairing its financial condition, to hold the Note for its duration and to suffer a complete loss of its investment. The Purchaser acknowledges that the Purchaser may suffer a complete loss of its investment in the Company.

4.8            Restricted Securities. The Purchaser acknowledges that the Note must be held indefinitely for its duration unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser acknowledges that it has been advised that the Note is deemed to be a “restricted security” as defined in Rule 144(a)(3) of the Securities Act and the Note will bear a legend in substantially the following form:

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND, IF REQUESTED BY THE COMPANY, THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

The Note will also bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 26, 2024.

4.9            Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

4.10          No Registration. The Purchaser understands that the Note, has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent of the Purchaser and the accuracy of the Purchaser’s representations as expressed herein or otherwise made pursuant hereto. The Purchaser acknowledges and understands that the Company is under no obligation to register the Notes.

4.11          No General Solicitation or General Advertising. The Purchaser acknowledges that the Note was not offered to the Purchaser by means of any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D under the Securities Act), or publicly disseminated advertisements or sales literature, including, but not limited to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or the internet; or (b) any seminar or meeting to which the Purchaser was invited by any of the foregoing means of communications. The Purchaser, in making the decision to purchase the Note, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

4.12          Investment Experience. The Purchaser has substantial experience in evaluating and investing in companies similar to the Company and acknowledges that: (a) it can protect its own interests; and (b) it has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Company, whether by reason of its own business and financial expertise, the business and financial expertise of certain professional advisors unaffiliated with the Company with whom such Purchaser may have consulted, or such Purchaser’s preexisting business or personal relationship with the Company or any of its officers, managers or controlling persons.

4.13          No Public Market. The Purchaser understands and acknowledges that no public market now exists for the Note issued by the Company and that the Company has made no assurances that a public market will ever exist for the Note.

4.14          No Offering Memorandum. The Purchaser has not received and has not been provided with documents that may be construed as an “offering memorandum” under applicable securities legislation, and that the decision to enter into this Agreement and purchase the Note has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company except as set forth in this Agreement.

4.15          PATRIOT Act. The Purchaser represents that the funds representing its purchase of the Note hereunder that will be advanced by such Purchaser to the Company hereunder are not proceeds of crime as defined in the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement and the Purchaser’s purchase hereunder, on a confidential basis, pursuant to the PATRIOT Act. To the best of the Purchaser’s knowledge (a) none of the funds to be provided by the Purchaser hereunder (i) have been or will be derived from or related to any activity that is deemed criminal under the law of the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (b) the Purchaser shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith.

4.16          Tax Advisors; Tax Elections. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

5.            Covenants of the Company

5.1            Securities Filings. The Company will, within the required time, file with any applicable securities agency, any documents, reports and information, in the required form, required to be filed by applicable securities laws in connection with the issuance of the Note, together with any applicable filing fees and other materials.

5.2            Reporting Issuer. The Company will continue to be a reporting issuer in good standing in British Columbia, and the Company will cause its Common Shares to continue to be listed for trading on the TSX or quoted on the OTC.

5.3            Books and Records. The Company will maintain and cause each Subsidiary to maintain, complete and accurate books and records, permit, and cause each subsidiary to permit, the Purchaser to have access to such books and records permit, and cause each subsidiary to permit, the Purchaser to have access to such books and records, and permit, and cause each subsidiary to permit, the Purchaser to inspect the properties and operations of the Company and each subsidiary on reasonable advance notice and during normal business hours.

5.4            Maintenance of Properties. Except to the extent that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each Subsidiary shall (i) preserve, renew and maintain in full force and effect its legal existence under the laws of the jurisdiction of its organization; (ii) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits and franchises necessary or desirable in the normal conduct of its business; and (iii) maintain, preserve and protect all of its material tangible or intangible properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted. As used herein, “Material Adverse Effect” means any change, effect, event, situation or condition that is materially adverse to the business, results or operations, properties or financial condition of the Company and its subsidiaries taken as a whole; provided, however, that in determining whether there has been a “Material Adverse Effect”, any adverse effect attributable to the following shall be disregarded: (a) events, changes, developments, conditions or circumstances in worldwide, national or local conditions or circumstances (political, economic, regulatory or otherwise) that adversely affect the Company’s industry generally unless there is a disproportionate adverse impact on Company or its subsidiaries, (b) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability or other national calamity, crisis or emergency, or any governmental response to any of the foregoing, in each case, whether occurring within or outside of Canada or the United States unless there is a disproportionate adverse impact on Company or its subsidiaries, (c) any change in law or accounting policies (and any changes resulting therefrom) unless there is a disproportionate adverse impact on Company or its subsidiaries or (d) any action or omission of the Company taken with the prior written consent of the Purchaser.

5.5            Compliance with Laws. The Company shall comply with the requirements of all laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.            Further Agreements

Each party agrees and covenants that at any time and from time to time it will promptly execute and deliver to the other party such further instruments and documents and take such further action as the other party may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

7.            Miscellaneous

7.1            Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2            Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada without giving effect to conflicts of laws principles. FURTHER, BOTH THE COMPANY AND THE PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS NOTE.

7.3            Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterpart signatures of this Agreement that are delivered by facsimile or other electronic means shall have the same force and effect as original signatures.

7.4            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5            Notices. All notices, payments, demands or communications required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to be delivered, given and received for all purposes (a) as of the date and time of actual receipt, in the case of notices delivered personally; (b) one calendar day after deposit with a nationally recognized overnight delivery service; (c) if sent by electronic mail or facsimile, upon confirmed receipt by recipient; or (d) five calendar days after deposit in registered or certified United States mail return receipt requested, as applicable. If not emailed or faxed, such notices, payments, demands or communications shall be delivered personally to the recipient or to an officer of the recipient to whom the same is directed, or sent by registered or certified United States mail return receipt requested, or by nationally recognized overnight delivery service, addressed at the addresses specified on the signature page hereto or to such other address as may be specified from time to time by notice to parties hereto.

All notices, requests or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified below or to such other address as such party may from time to time specify in writing in compliance with this provision:

(i)            If to the Company:

Augusta Gold Corp.
Suite 555 – 999 Canada Place
Vancouver, British Columbia
V6C 3E1

Attention:           Tom Ladner
E-mail:                 tladner@augustacorp.com

(ii)            If to the Purchaser:

Donald Taylor

Suite 555 – 999 Canada Place
Vancouver, British Columbia
V6C 3E1

Attention:           Donald Taylor

Email:                  dtaylor@titanminingcorp.com

7.6            Modification; Waiver. Any modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective only upon the written consent of the Company and the Purchaser. Any provision of the Notes may be amended or waived by the written consent of the Company and the Purchaser.

7.7            Expenses. The Company and the Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

7.8            Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchaser, upon any breach or default of the Company under the Loan Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchaser of any breach or default under this Agreement, or any waiver by the Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

7.9            Interpretation. For purposes of this Agreement (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

7.10          Entire Agreement. This Agreement and the other Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein or therein.

7.11          Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

[Signature Page Follows]

In Witness Whereof, the parties have executed this Unsecured Promissory Note Purchase Agreement as of the date first written above.

Augusta Gold Corp.

By:
Name:
Title:

Purchaser:

DONALD TAYLOR

[Signature Page to Secured Promissory Note Purchase Agreement of Augusta Gold Corp.]

Exhibit A

Note

Exhibit B

Warrant Certificate